Subsequent Events	12 Months Ended
Dec. 31, 2018
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 23: SUBSEQUENT EVENTS

a)On April 25, 2019, Navios Holdings entered into a secured credit facility of $50,000 with Navios Logistics to be used for general corporate purposes, including the repurchase of 2022 Notes. This credit facility is secured by (i) any 2022 Notes purchased by Navios Holdings with these funds and (ii) equity interests in five subsidiaries of the Company that have entered into certain bareboat contracts. Each such bareboat contract has a ten-year term for a newbuilding bulk carrier and an option to acquire the related vessel. The credit facility is available in multiple drawings, has an arrangement fee of $500, a fixed interest rate of 12.75% for the first year and a fixed interest rate of 14.75% for the second year, payable annually. The secured credit facility includes negative covenants substantially similar to the 2022 Notes and customary events of default. The credit facility matures in April 2021. As of April 25, 2019, $19,000 was drawn under this facility of which $18,726 was used to acquire the 2022 Notes from Navios Logistics. During March 2019 and as of April 15, 2019, Navios Logistics purchased $35,500 of the 2022 Notes from unaffiliated third parties in open market transactions for $17,642 plus accrued interest.

b)On April 23, 2019, Navios Containers took delivery of a 2011-built 10,000 TEU containership from an unrelated third party for a purchase price of $52,500. The acquisition of the containership was financed with a: (i) loan of up to $31,122 from a commercial bank; (ii) $15,000 credit by the seller; and (iii) cash on balance sheet.

c)On December 21, 2018, Navios Holdings announced that it commenced an offer to exchange cash and/or newly issued 9.75% Senior Notes due 2024 (the “2024 Notes”) for approximately 66 2/3% of each of the outstanding Series G Depositary Shares and Series H Depositary Shares. As of March 21, 2019, a total of 10,930 Series H were validly tendered in exchange for a total of approximately $4,188 cash consideration and a total of approximately $4,747 in aggregate principal amount of 2024 Notes. As of April 18, 2019, a total of 8,841 Series G were validly tendered in exchange for a total of approximately $4,423 cash consideration and a total of approximately $3,879 in aggregate principal amount of 2024 Notes.

d)In March 2019, Navios Holdings completed the sale to an unrelated third party of the Navios Meridian, a 2002-built Ultra Handymax vessel of 50,316 dwt, for a total net sale price of $6,790, paid in cash. The loss due to sale amounted to $5,531.

e)In February 2019, Navios Holdings funded with $4,000 Navios Europe I under Navios Revolving Loans I.

f)In February 2019, Navios Containers announced the exercise of an option to acquire a 2011-built 10,000 TEU containership from an unrelated third party for a purchase price of $52,500. The acquisition of the containership will be financed with a: (i) loan of up to $31,800 from a commercial bank; (ii) $5,000 credit by the seller; and (iii) cash on balance sheet. The containership is expected to be delivered to Navios Containers’ owned fleet in the third quarter of 2019.